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 Ventas, Inc.  4360 Brownsboro Road  Suite 115   Louisville, Kentucky 40207-1642
                      (502) 357.9000    (502) 357.9001 Fax

                                        Contacts: Debra A. Cafaro
                                                  Chairman, President and CEO
                                                  (502) 357-9000


            VENTAS APPOINTS THOMAS C. THEOBALD TO BOARD OF DIRECTORS

LOUISVILLE, Ky (June 5, 2003)--Ventas, Inc. (NYSE:VTR) ("Ventas" or the "Company") said today it has appointed Thomas C. Theobald, a Managing Director with William Blair Capital Partners and the former Chairman and CEO of Continental Bank Corp., to its Board of Directors, effective immediately.

     "With more than 30 years of experience in finance, Tom was instrumental in restoring Continental Bank's reputation and profitability. He is one of the country's most respected banking executives and he will be a great asset to Ventas," Chairman, President and CEO Debra A. Cafaro said. "The election of additional independent Directors like Tom Theobald underscores our commitment to sound corporate governance as an important component to building shareholder value."

     Theobald, 66, headed Continental Bank from 1987-1994, initially when it was controlled by the Federal Deposit Insurance Corporation following the bank's failure in 1984. Under his leadership, Continental's revenues and profits increased, producing a 15.6 percent return on equity in 1993. Theobald guided the bank's return to public ownership in 1991 and oversaw its sale to BankAmerica in 1994. Prior to that, Theobald worked at Citicorp/Citibank from 1960 to 1987, rising to the level of Vice Chairman. His experiences at Citibank included global corporate banking, international investment banking, and worldwide investment management. Theobald received a B.A. from Holy Cross College and an MBA from Harvard Graduate School of Business.

     Theobald commented, "Ventas's successes over the last several years have been exciting to watch, and I look forward to working with the other Ventas Board members as the Company implements its strategic diversification plan."

     Theobald is also a Director of The MONY Group (NYSE:MNY), Anixter International (NYSE:AXE), Jones Lang LaSalle Inc. (NYSE:JLL), and Columbia Funds. Previous directorships include Xerox Corp. (NYSE:XRX), Borg-Warner Corp. (NYSE:BWA), and LaSalle U.S. Realty Income and Growth Fund. He is also a Director of the MacArthur Foundation, a Life Trustee of Northwestern University and a Director of the Dean's Advisors at Harvard Business School.

     Theobald will sit on the Company's Nominating and Governance Committee and its Executive Compensation Committee.

     Ventas, Inc. is a healthcare real estate investment trust that owns 44 hospitals, 220 nursing facilities and nine other healthcare and senior housing facilities in 37 states. The Company also has investments in 25 additional healthcare and senior housing facilities. More information about Ventas can be found on its website at www.ventasreit.com.


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Ventas Appoints Thomas C. Theobald to Board of Directors
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     This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Ventas, Inc.'s ("Ventas" or the "Company") and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission (the "Commission"). Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. ("Kindred") and certain of its affiliates to continue to meet and/or perform their obligations under their contractual arrangements with the Company and the Company's subsidiaries, including without limitation the lease agreements and various agreements (the "Spin Agreements") entered into by the Company and Kindred at the time of the Company's spin-off of Kindred on May 1, 1998 (the "1998 Spin Off"), as such agreements may have been amended and restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability and willingness of Kindred to continue to meet and/or perform its obligation to indemnify and defend the Company for all litigation and other claims relating to the healthcare operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future healthcare reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreements and the Company's net worth, (m) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, including without limitation, the risk that the Company may fail to qualify as a REIT due to its ownership of common stock in Kindred ("Kindred Common Stock"), (n) final determination of the Company's taxable net income for the years ending December 31, 2002 and December 31, 2003, (o) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants, (p) the impact on the liquidity, financial condition and results of operations of Kindred and the Company's other operators resulting from increased operating costs and uninsured liabilities for professional liability claims, particularly in the state of Florida, and the ability of Kindred and the Company's other operators to accurately estimate the magnitude of such liabilities, and (q) the value of the Company's Kindred Common Stock and the limitations on the ability of the Company to sell, transfer or otherwise dispose of its common stock in Kindred arising out of the securities laws and the registration rights agreement the Company entered into with Kindred and certain of the holders of common stock in Kindred. Many of such factors are beyond the control of the Company and its management.


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